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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 15, 2003


                         MANHATTAN PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     000-27282                 36-3898269
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


      787 Seventh Avenue, 48th Floor
          New York, New York                                       10019
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (212) 554-4525




          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE.

             In accordance with the provisions of paragraph (d) of Rule 135c promulgated under the Securities Act of 1933, as amended, the Registrant has attached hereto as Exhibit 99.1 is its Preliminary Notice of Action to Be Taken by Written Consent of Stockholders in Lieu of a Special Meeting and Information Statement on Schedule 14C, which was filed with the Commission on August 15, 2003.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibits

                  99.1 Registrant's Preliminary Notice of Action to Be Taken by Written Consent of Stockholders in Lieu of a Special Meeting and Information Statement on Schedule 14C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MANHATTAN PHARMACEUTICALS, INC.


Date:  August 15, 2003                         By:  /s/ Nicholas J. Rossettos
                                                   -----------------------------
                                                   Chief Operating Officer and
                                                    Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX

         99.1 Registrant's Preliminary Notice of Action to Be Taken by Written Consent of Stockholders in Lieu of a Special Meeting and Information Statement on Schedule 14C.